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                                                                   Exhibit 10.10
                                                                   -------------
                                AMENDMENT NO. 1

                                       TO

                                  KEANE, INC.

                           1998 STOCK INCENTIVE PLAN


     Section 4(a) is hereby amended to increase the number of shares of Common Stock authorized for issuance hereunder from 2,000,000 to 7,000,000.



                                 Adopted by the Company's Directors on October 21, 1999, subject to approval of the Company's Stockholders.

                                 Approved by the Company's Stockholders on December 2, 1999.